UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 13, 2015

Tesla Motors, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34756	91-2197729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Deer Creek Road

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 681-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 13, 2015, Tesla Motors, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell 2,694,934 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-188625) (the “Registration Statement”) and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission (the “Offering”). In addition, the Company granted the Underwriters an option to purchase, for a period of 30 days from August 13, 2015, up to an additional 404,239 additional shares of Common Stock. The Underwriters notified the Company of the exercise in full of their option to purchase additional shares on August 14, 2015, and the Offering, including the sale of shares of Common Stock subject to the Underwriters’ option, closed on August 19, 2015.

The Company estimates that the net proceeds from the Offering will be approximately $738.3 million, after deducting underwriting discounts and commissions and estimated offering expenses. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

On August 13, 2015, in connection with the Offering, the Company and the holders of at least the minimum number of shares of securities of the Company required to waive certain registration rights under the Company’s investors’ rights agreement waived their registration rights thereunder related to the Offering. A copy of the waiver is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On August 13, 2015, the Company issued a press release announcing the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Offering, the legal opinion as to the legality of the Common Stock sold is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein and into the Registration Statement by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 13, 2015, by and among Tesla Motors, Inc. and Goldman, Sachs & Co., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Deutsche Bank Securities Inc.

4.1	Waiver to Fifth Amended and Restated Investor’s Rights Agreement, dated as of August 13, 2015, between Tesla Motors, Inc. and certain holders of the capital stock of Tesla Motors, Inc. named therein.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1 hereto).

99.1	Press release issued by Tesla Motors, Inc. dated August 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA MOTORS, INC.

By:	/s/ Deepak Ahuja
Deepak Ahuja
Chief Financial Officer

Date: August 19, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 13, 2015, by and among Tesla Motors, Inc. and Goldman, Sachs & Co., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Deutsche Bank Securities Inc.

4.1	Waiver to Fifth Amended and Restated Investor’s Rights Agreement, dated as of August 13, 2015, between Tesla Motors, Inc. and certain holders of the capital stock of Tesla Motors, Inc. named therein.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1 hereto).

99.1	Press release issued by Tesla Motors, Inc. dated August 13, 2015.